UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2024

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Commission file number 001-35803

Ireland	98-1088325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2024, Mallinckrodt plc (the “Company” or “Mallinckrodt”) entered into a Purchase and Sale Agreement (the “Agreement”) with Solaris Bidco Limited, Solaris IPCo Limited and Solaris US BidCo, LLC (collectively, the “Purchasers”), affiliates of CVC Capital Partners IX, for the transfer of the assets and liabilities constituting the Company’s Therakos business (the “Therakos Business”) to Purchasers. 1 Upon the terms and subject to the conditions set forth in the Agreement, Purchasers will acquire the Therakos Business from the Company (the “Transaction”) for a base purchase price of $925 million. The base purchase price is subject to customary adjustments; it could be decreased as a result of certain transaction expenses of the purchased entities and items defined as indebtedness in the Agreement, could be increased by certain amounts of cash, and could be increased or decreased based on the Therakos Business’s net working capital at closing relative to an agreed working capital target. Such final purchase price will be paid in cash.

The Transaction is subject to satisfaction or waiver of customary closing conditions, including required regulatory approvals, absence of an injunction or law prohibiting the Transaction, accuracy of representations and warranties of the parties (subject to customary materiality and material adverse effect qualifiers), compliance with covenants in all material respects and no material adverse effect having occurred with regard to the Therakos Business.

The Agreement contains customary representations, warranties and covenants of each of Mallinckrodt and the Purchasers, including covenants by Mallinckrodt relating to the operation of the Therakos Business prior to the closing.

The representations, warranties and pre-closing covenants of each of the parties will not survive the closing. The Agreement also provides for indemnification with respect to certain matters.

Subject to satisfaction or waiver of the closing conditions, Mallinckrodt expects the Transaction to be completed in the Company’s fourth quarter of 2024. The Agreement provides that the Purchasers are not required to close prior to October 21, 2024, subject to extension in certain circumstances.

The Agreement provides termination rights for the Company and Purchasers under certain circumstances, including, subject to certain conditions, an uncured material breach by the other party or if the Transaction is not consummated by February 3, 2025. If the Agreement is terminated in connection with Purchasers’ breach of the Agreement or failure to consummate the Transaction under certain circumstances, Purchasers will be required to pay the Company a termination fee of $50,875,000 in cash (the “Reverse Termination Fee”).

Purchasers have obtained equity financing commitments from CVC Capital Partners IX and debt financing commitments for the purpose of financing the Transaction, and CVC Capital Partners IX has agreed to guarantee Purchasers’ obligation to pay the Reverse Termination Fee, as well as certain other amounts, subject to the terms and conditions set forth in a limited guarantee. The obligations of the equity and debt financing sources under the applicable commitment letters are subject to customary conditions.

In connection with the Transaction, the parties will also enter into a transition services agreement and certain other agreements at the closing. The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Mallinckrodt, Purchasers, or any of their affiliates, or the Therakos Business or any of their other respective businesses. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by Mallinckrodt and the Purchasers, respectively, in connection with the Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

1 One of the Purchasers also made an irrevocable commitment to acquire the shares of the French company operating the Therakos Business, Therakos (France) SAS. The definitive agreement with such Purchaser in relation to the shares of Therakos (France) SAS will become effective after satisfaction of local information requirements.

Item 7.01. Regulation FD Disclosure.

On August 5, 2024, Mallinckrodt issued a press release announcing the execution of the Agreement described above. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 of this Current Report on Form 8- K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, by and between the Company and Solaris Bidco Limited, Solaris IPCo Limited and Solaris US BidCo, LLC, dated as of August 3, 2024 (filed under Item 1.01).
99.1	Press Release (furnished under Item 7.01).
104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding future financial condition and operating results, expected product launches, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, the ongoing strategic review, and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the parties’ ability to satisfy the conditions to the Transaction, including required regulatory approvals, and the ability to complete the Transaction on the anticipated timeline or at all; the potential impact of the Transaction on the Company’s businesses and the risk that consummating the Transaction may be more difficult, time-consuming and costly than expected; changes in Mallinckrodt’s board of directors, business strategy and performance; Mallinckrodt’s evaluation of the assets across its portfolio, and its related pursuit of any divestiture opportunities, including completion of the sale of the Therakos Business; the exercise of contingent value rights by the Opioid Master Disbursement Trust II (the “Trust”); Mallinckrodt’s repurchases of debt securities; the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; historical commercialization of opioids, including compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings, as well as perceptions of the Company's increased performance and credit risks associated with its constrained liquidity position and capital structure; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even now that the emergence from the 2023 bankruptcy proceedings was successfully consummated; the non-dischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan; Mallinckrodt’s capital structure since its emergence from the 2023 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) Single-Dose Pre-filled SelfJect™ Injector and the INOmax Evolve platform; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from prior or future restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; actions taken by third parties, including the Company's creditors, the Trust and other stakeholders; Mallinckrodt’s variable rate indebtedness; Mallinckrodt's tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt’s were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the Bankruptcy Court; and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 bankruptcy proceedings.

The “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023, Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2024, Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2024, to be filed with the SEC, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s (www.mallinckrodt.com), identify and describe in more detail the risks and uncertainties to which Mallinckrodt’s businesses are subject. There may be other risks and uncertainties that Mallinckrodt is unable to predict at this time or that Mallinckrodt currently does not expect to have a material adverse effect on its business.

The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

MALLINCKRODT PLC

	By:	/s/ Mark Tyndall
Dated: August 5, 2024		Mark Tyndall
Executive Vice President,
Chief Legal Officer & Corporate Secretary